EXHIBIT 10.43

FOURTEENTH AMENDMENT TO THE
GPI SAVINGS PLAN
(As Amended and Restated Effective January 1, 2015)

WHEREAS, Graphic Packaging International, LLC (the “Company”) maintains for the benefit of its employees the GPI Savings Plan (the “Plan”); and

WHEREAS, Section 13.1 of the Plan authorizes the Board of Directors of Graphic Packaging Holding Company (the “Board”) to amend the Plan at any time; and

WHEREAS, the Board has delegated to the Retirement Committee of Graphic Packaging International, LLC (the “Retirement Committee”) the responsibility to make certain amendments to the Plan; and

WHEREAS, the Company has acquired the assets (the “Transaction”) of Americraft Carton, Inc. (the “Target”); and

WHEREAS, in connection with the Transaction, employees of the Target became employees of the Company effective as of July 1, 2021; and

    WHEREAS, the Retirement Committee deems it desirable to amend the Plan to recognize employees’ service with the Target for purposes of the Plan.

NOW, THEREFORE, BE IT RESOLVED, that, effective as of July 1, 2021, the Plan is hereby amended as follows:

1.Subsection 1.101 of the Plan is amended by adding the following sentence to the end thereof:

An Employee’s period of service with Americraft Carton, Inc., to the extent not otherwise counted hereunder, will be taken into account in determining his Year of Eligibility Service, provided that such Employee was employed by Americraft Carton, Inc. as of the close of business on the date immediately preceding the closing date of the acquisition of the assets of Americraft Carton, Inc. by the Controlling Company.

2.Subsection 1.102(d) of the Plan is amended by adding the following sentence to the end thereof:

An Employee’s periods of employment with Americraft Carton, Inc. will be taken into account in determining his Years of Vesting Service, provided that such Employee was employed by Americraft Carton, Inc. as of the close of business on the date immediately preceding the closing date of the acquisition of the assets of Americraft Carton, Inc. by the Controlling Company.

EXHIBIT 10.43
BE IT FURTHER RESOLVED, that the Retirement Committee has approved this Fourteenth Amendment to the GPI Savings Plan this 10th day of November, 2021.

GRAPHIC PACKAGING INTERNATIONAL, LLC RETIREMENT COMMITTEE MEMBERS

By:         /s/ Stephen R. Scherger
            Stephen R. Scherger

By:         /s/ Brad Ankerholz
            Brad Ankerholz

By:         /s/ Chuck Lischer
            Chuck Lischer

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